UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 26, 2007

FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware	77-0431154
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On July 26, 2007, Foundry Networks, Inc. (“Foundry” or the “Company”) issued a press release regarding its financial results for the three and six months ended June 30, 2007. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K and is incorporated herein by reference.
The attached press release includes non-GAAP measures which are not in accordance with generally accepted accounting principles. Foundry uses non-GAAP net income and non-GAAP net income per share for internal planning purposes, to assess the results of its business on an ongoing basis, to determine management compensation, and for the convenience of analysts and investors. These measures are not in accordance with, or an alternative to, similarly-named measures under GAAP. The measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Foundry believes these measures provide useful information to its management, board of directors and investors regarding Foundry’s performance when used in conjunction with GAAP information. Foundry believes it is useful to investors to receive information about how items in the statement of operations are affected by stock-based compensation, litigation settlement charges, the expenses related to the stock option investigation and restatement of the Company’s consolidated financial statements and the related income tax effect. Stock-based compensation expense consists of expenses recorded under SFAS 123(R), “Share-Based Payment,” in connection with awards granted under the Company’s equity incentive plans and shares issued pursuant to the Company’s employee stock purchase plan. The Company excludes stock-based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company’s ongoing business and because the Company believes that investors want to understand the impact on the Company of the adoption of SFAS 123(R); the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense. The Company also excludes legal, accounting and one-time employee compensation costs related to the stock option investigation and restatement of the Company’s consolidated financial statements in addition to litigation settlement charges because these payments do not reflect the Company’s ongoing business and the exclusion of these payments improves the ability of investors to compare its period-over-period operating results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with Foundry’s consolidated financial statements prepared in accordance with GAAP.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1 Press Release of Foundry Networks, Inc. dated July 26, 2007, entitled “Foundry Networks Reports Second Quarter 2007 Results.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: July 26, 2007	By:	/S/ DANIEL W. FAIRFAX
Daniel W. Fairfax
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
     99.1 Press Release of Foundry Networks, Inc. dated July 26, 2007, entitled “Foundry Networks Reports Second Quarter 2007 Results.”